Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT

This AMENDMENT AND RESTATEMENT AGREEMENT (this “Amendment Agreement”) is made as of January 15, 2019 between Precipio, Inc., a Delaware corporation (the “Company”) and Crede Capital Group LLC (“Crede”).

WHEREAS, the Company and Crede have entered into a Settlement Agreement dated March 12, 2018 (the “Settlement Agreement”) pursuant to which the Company agreed to pay to Crede the total sum of One Million Nine Hundred and Twenty-Five Thousand U.S. Dollars ($1,925,000.00 USD) (the “Settlement Amount”), in accordance with the schedule and amounts set forth in Sections 2 of the Settlement Agreement. As of the date hereof, the total Settlement Amount owed by the Company to Crede is $1,450,000.

WHEREAS the Company did not comply with its payment obligations for the months of September 2018 – January 2019 and therefore the sum of $675,000 is immediately due and payable to Crede in accordance with Section 2(b) of the Settlement Agreement.

WHEREAS, the Company and Crede wish to make certain amendments to the Settlement Agreement on the terms set out herein and herewith so as to enable the Company to provide Crede with an alternative means of payment of the Settlement Amount (subject always to the terms contained in this Agreement).

WHEREAS Crede desires to accept, and the Company desires to issue, upon the terms and conditions stated in this Settlement Agreement, a Convertible Note in the amount of $1,450,000.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Definitions. Capitalized terms which are used herein without definition and which are defined in the Settlement Agreement shall have the same meanings herein as in the Settlement Agreement.

§2. Amendment to Settlement Agreement:

(a)	Section 2(c) of the Settlement Agreement shall be deleted in its entirety and be replaced with the following new section 2(c) which reads as follows:

“The Additional Installment Payments may be paid in cash in accordance with the installment schedule set out in this Section 2(b) or by issuing to Crede convertible note(s) in the form of Exhibit D (“Convertible Note”) for the total Settlement Amount in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

(b)	A new Section 2(e) shall be added to the Settlement Agreement which would reads as follows:

The Company shall, within ten (10) business days after the date hereof, file with the SEC an initial registration statement on Form S-3 covering the maximum number of registrable securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such registrable securities by Crede under Rule 415 under the Securities Act. Crede and its counsel shall have a reasonable opportunity to review and comment upon such registration statement and any amendment or supplement to such registration statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments.

(c)	A new Section 2(f) shall be added to the Settlement Agreement which reads as follows:

“During the period commencing on the date of the Conversion Note and ending on the date Crede no longer beneficially owns any Conversion Notes, Crede shall not sell, on any given Trading Day, more than the greater of (i) $10,000 of common stock (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar event after the date hereof) and (ii) 10% of the daily average composite trading volume of the Company’s common stock as reported by Bloomberg, LP (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar event after the date hereof) for such Trading Day.

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§3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) Authority, Etc. The execution and delivery by the Company of this Amendment Agreement and the Company’s performance of this Amendment Agreement and the terms of the Settlement Agreement as amended (i) are within the Company’s powers, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Company, (iv) do not contravene, or constitute a default under, any provision of (A) any Applicable Law, (B) the Charter Documents of the Company, (C) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

(b) Enforceability of Obligations. This Amendment Agreement has been duly executed and delivered by the Company. Each of this Amendment Agreement and the Settlement Agreement as amended, constitutes the valid and legally binding agreement of the Company, in each case enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c) Issuance of Convertible Notes and underlying conversion shares: The issuance of the Convertible Notes and the underlying conversion shares is duly authorized and upon issuance in accordance with the terms of the Settlement Agreement, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the terms of the Convertible Notes, the conversion shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of Crede in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d) Acknowledgment Regarding Crede’s Acquisition of Securities: The Company acknowledges and agrees that Crede is acting solely in the capacity of an arm’s length acquiror with respect to the Convertible Notes and the transactions contemplated hereby and thereby and that Crede is not (i) an officer or director of the Company, (ii) an “affiliate” (as defined in Rule 144) of the Company (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).

(e)        Transfer or Resale: Except as provided in the Settlement Agreement with regard to the registration pursuant to Clause 2(d), Crede understands that except as provided in the Convertible Notes and the conversion shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Crede shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Crede provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other person is under any obligation to register the securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and such pledge of securities shall not be deemed to be a transfer, sale or assignment of the securities hereunder, and Crede effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement.

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(f) The issuance of the Convertible Note regardless, until such time as Company regains compliance with the terms of the Settlement Agreement, which for avoidance of doubt, shall only occur through cash payments from the Company or through the actual conversions of amounts under the Note, solely at Crede's discretion, Crede shall have unfettered right to exercise the Confession of Judgment.

§4. Representations and Warranties of Crede. Crede hereby represents and warrants as follows:

(a)	Organization; Authority. Crede is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Amendment Agreement to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)	Accredited Investor Status: Crede is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)	Reliance on Exemptions: Crede understands that the Convertible Notes and the securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Crede’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Crede set forth herein in order to determine the availability of such exemptions and the eligibility of Crede to acquire the Convertible Notes and the securities.

§5. Transfer Agent Instructions; Legend

(a)	Transfer Agent Instructions - The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to Crede (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Crede or its respective nominee(s), for the conversion shares in such amounts as specified from time to time by Crede to the Company upon conversion of the Convertible Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4 will be given by the Company to its transfer agent with respect to the securities, and that the securities shall otherwise be freely transferable on the books and records of the Company, as applicable. If Crede effects a sale, assignment or transfer of the securities, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Crede to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves conversion shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to Crede, assignee or transferee (as the case may be) without any restrictive legend.

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(b)	Legends - Crede understands that the securities have been issued, or will be issued in the case of the conversion shares, pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

§6. Effectiveness. This Amendment Agreement shall be effective as of the date first written above upon the execution and delivery of this Amendment Agreement by the Company and Crede.

§7. Withdrawal/Reservation of Right: The Company agrees that, nothing contained in this Amendment Agreement and despite the issuance of the Convertible Note to Crede (a) shall be interpreted as if the Company has complied with its actual payment obligations pursuant to the terms of the Settlement Agreement, which compliance shall only occur through actual cash payments by the Company or through conversion of amounts under the Convertible Note, and (b), shall be deemed to modify, replace or supersede the Confession of Judgment or the terms of enforceability thereof and Crede shall have the right at any time and at its own discretion, as long as any amounts are due and payable under the Settlement Agreement, to enforce the Confession of Judgment

§8. Miscellaneous.

(a)	Except as amended and/or modified by this Amendment Agreement, the Settlement Agreement is hereby ratified and confirmed and all other terms of the Settlement Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment Agreement.

(b)	This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York. Except as specifically amended by this Amendment Agreement, the Settlement Agreement shall remain in full force and effect. This Amendment Agreement is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Settlement Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRECIPIO, INC.

/s/ Ilan Danieli

By: Ilan Danieli

Title: CEO

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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CREDE’S SIGNATURE PAGE TO AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Signature of Authorized Signatory of Crede Capital Group LLC: _________________________________________________

Name of Authorized Signatory: _________________________________________________________________________________

Title of Authorized Signatory: __________________________________________________________________________________

Email Address of Authorized Signatory:

Address for Notice:

Address for Delivery of Securities to Crede Capital Group LLC (if not same as address for notice):

EIN Number: ______________________

Wire Instructions: __________________

[SIGNATURE PAGES CONTINUE]

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